                                    FORM 8-A


                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549




                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 Extensity, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

          Delaware                                         68-0368868
  ------------------------                             ------------------
  (State of Incorporation                               (I.R.S. Employer
     or organization)                                  Identification No.)


2200 Powell Street, Suite 400, Emeryville, California                 94608
-----------------------------------------------------              ----------
     (Address of principal executive offices)                      (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:


                                      NONE
--------------------------------------------------------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                         COMMON STOCK, $0.001 PAR VALUE
--------------------------------------------------------------------------------

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Item 1.    Description of Registrant's Securities to be Registered.

        Incorporated by reference to Description of Capital Stock section and Shares Eligible for Future Sales sections on pages 65-69 of the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on November 15, 1999, as amended (file number 333-90979) (the "S-1 Registration Statement").

Item 2.    Exhibits.

        The following exhibits are filed as a part of this Registration
        Statement:

        *1.1   Certificate of Incorporation of Registrant.

        *1.2   Form of Amended and Restated Certificate of Incorporation of the
               Registrant to be filed upon closing of the Registrant's initial public offering.

* Incorporated by reference to Exhibits 3.1 and 3.2 of the S-1 Registration Statement.



                                      -2-
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                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Dated:  January 12, 2000              Extensity, Inc.


                                      By:   /S/ KENNETH HAHN
                                         --------------------------------------
                                          Kenneth Hahn, Chief Financial Officer
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                               Index to Exhibits

      Number                            Description
      ------                            -----------
        *1.1   Certificate of Incorporation of Registrant.

        *1.2   Form of Amended and Restated Certificate of Incorporation of the
               Registrant to be filed upon closing of the Registrant's initial public offering.


* Incorporated by reference to Exhibits 3.1 and 3.2 of the S-1 Registration Statement.